SECOND AMENDMENT TO EMPLOYMENT CONTRACT

     This Agreement is made and is effective this 18th day of August, 1999, and amends that Employment
Contract between FIRST NORTHERN BANK & TRUST n/k/a
NORTH COUNTRY BANK & TRUST (the "Bank"), FIRST
MANISTIQUE CORPORATION n/k/a NORTH COUNTRY FINANCIAL
CORPORATION (the "Company") and RONALD G. FORD ("Ford") dated July 1, 1994, as amended on July 26, 1996.

                        RECITAL

     The parties wish to amend the Employment Contract in certain respects as described in this Second
Amendment. Accordingly, the Boards of Directors of the Bank and the Company have approved this Second
Amendment and authorized its execution and delivery on behalf of the Bank and the Company.

                       AGREEMENT

     1. Section 7(d) of the Employment Contract is amended to add at the end thereof the following:

          For purposes of this Section 7(d), any good faith determination by Ford that there is Good Reason shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a voluntary termination of employment by Ford for any reason or no reason during the ninety (90) day period commencing on the date six (6) month is after the Change in Control shall be deemed to be a termination for Good Reason for purposes of this Agreement.

     2.  Except as amended hereby, the Employment
Contract is ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of the day first written above.


                            NORTH COUNTRY BANK & TRUST


                            By:  /s/  Sherry Littlejohn
                                ----------------------------------------
                            Its:  President and Chief Operating Officer



                            NORTH COUNTRY FINANCIAL CORPORATION


                            By:  /s/  Sherry Littlejohn
                               ----------------------------------------
                            Its:  President and Chief Operating Officer



                                 /s/  Ronald G. Ford
                               -------------------------------------------
                                 Ronald G. Ford